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                                                                   EXHIBIT 23.3

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 23, 1996 included in Miller Industries, Inc.'s Form 8-K/A dated October 15, 1996 and to all references to our Firm included in this registration statement.

                                          /s/ Haddox Reid Burkes & Calhoun PLLC
                                          --------------------------------------
                                          HADDOX REID BURKES & CALHOUN PLLC

Jackson, Mississippi,
October 11, 1996